EXHIBIT 23.2
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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------



   As independent public accountants, we hereby consent to the use of our report dated January 27, 1999, included in Newell Co.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this Registration Statement.




                                           /s/ Arthur Andersen LLP
                                           -----------------------
                                           ARTHUR ANDERSEN LLP



   Milwaukee, Wisconsin
   March 19, 1999